LEASE AGREEMENT

THE STATE OF TEXAS
COUNTY OF GREGG

     This Lease Agreement is made this Jan 1 , 0 2 , between Texas Home Health, Inc. of Longview, Gregg County, Texas, hereinafter called Lessor, and R T I N Holding Inc. hereinafter called Lessee, as follows:


                                       1.

Demised Premises
----------------

Lessor, for and in consideration of the rental agreements and other agreements herein contained to be performed by Lessee, does hereby let, lease, and demise Lessee, subject to the terms and conditions hereof, said real property, easements, rights, privileges, and other appurtenances and improvements herein described shall be collectively called the Lease Premises located at 3212 North 4th St. Longview, Texas, 75605. -

                                       2.

Leasehold Term
--------------

The term of this lease shall be for a period of Two (2) years) with a one year option to be negotiated at the end of the 2nd year and shall commence on the first (1st) day of January 2002, and shall expire on the __31st_day of December 2004.

                                       3.

Security Deposit
----------------

Lessor specifically asks for a security deposit from Tenant in the amount of monthly lease. $500.00 already received. $500.00 Balance

                                       4.

Rental
------

During the term of this lease, Lessee agrees and binds itself to pay $1000.00 as monthly rental at Texas Home Health, Inc., 6044 Red Mason Road, Longview, Texas, 75650, on or before the first day of each calendar month beginning January 1, 2002. Rent paid after the fifth will have a $50.00 late charge; after the tenth a $100.00 late charge; after the fifteenth a $200.00 late charge. Failure to make such payments on or before said date shall be a material breach of this lease. Please make checks payable to Texas Home Health. Inc.

                                       5.

Alterations
-----------

It is understood and agreed by Lessor and Lessee that all alterations, additions, and improvements, including initial alterations, additions, and improvements necessary to make the premises suitable for Lessee's business shall be the sole responsibility of Lessee. Addition- ally, Lessee shall not make any alterations, additions, or improvements to the Leased Premises or improvements thereon without the prior written consent of Lessor, which alterations, additions and/or improvements shall became the property of Lessor upon termination of this lease. All improvements made shall be made in accordance with the codes set by the City of Longview. All trade fixtures placed on the Leased Premises by Lessee shall remain the property of Lessee, and Lessee shall be entitled to remove the same upon termination of thus lease, provided that all rentals and other sums payable hereunder have been fully paid and the premises restored to the condition thereof prior to the installation of such trade fixtures, ordinary wear and tear excepted.

                                       6.

Repairs and  Maintenance
------------------------

Lessor shall, at its sole cost and expense, maintain and keep in good repair and condition all structural portions of the Leased Premises, including exterior walls, foundation and roof, common areas, including driveway and parking lot, exterior plumbing and. wiring, and all heating and air conditioning equipment, and any and all other repairs necessary to maintain said premises in a condition suitable to the operation of Lessee's business. Lessee agrees to maintain said premises in a condition equal to that condition existing on the premises at the beginning of this lease, ordinary wear and tear excepted.

Assignment of Lease
-------------------

Lessee may not sublet without prior written consent of Lessor.

                                       8.

Use of Premises
---------------

It is understood that the Leased Premises will be used by Lessee or its assigns for the purpose of Pharmacy and for no other purpose.

                                       9.

Ordinances
----------

Lessee shall not make or allow to be made any unlawful, improper, or offensive use of the premises, and Lessee agrees to obey all laws, ordinances, rules, and regulations now in effect or hereafter enacted by any lawful governmental body with respect to the Leased Premises.


                                       10.

Damage to Premises
------------------

During the term of this lease, or this lease extended, if any property of Lessee in or on the Leased Premises is destroyed or damaged by water, fire, stow, flood, or any similar act of God, or by other means or by any other agency, no part of such loss or damage is to be paid by Lessor, nor shall Lessor be liable therefor.

The Lessor agrees to keep in effect during the term of this lease a policy of fire and extended coverage insurance upon the Leased Premises, written by an insurance company licensed in Texas and authorized to do business within the State of Texas where the Leased Premises are located, in an amount not less than that required by the standard eighty percent (80(degree)o) coinsurance clause. Such policy of insurance shall provide protection against the losses so insured for the benefit of Lessor, to restore the building with all reasonable dispatch, in which event this lease shall be maintained in full force and effect as provided for herein. Rentals provided for herein during the period of reconstruction shall abate in proportion to the amount of building which is untenable or unsuitable for use by Lessee from the date of such casualty to the date when the building is ready for occupancy after rebuilding or reconstruction thereof.

                                       11.

Holding Over
------------

Upon termination of this lease whether by expiration of the original term of this lease or this lease as extended or otherwise, Lessee shall peaceably yield and deliver unto Lessor the Leased Premises in as good condition as the same may be at the date of commencement of the term hereof, reasonable wear and tear or acts of God excepted. Any holding over or repossession by the Lessee for any reason whatsoever after termination of this lease shall not operate to renew or extend the term of this lease but shall be construed to be a month-to-month tenancy at double the amount of the base rental above stipulated. No extension, renewal, or change in thus lease shall be valid without the written consent of the Lessor and Lessee.

                                       12.

No Waiver
---------

No waiver by either party of any default or breach of any covenant, condition, provision, or stipulation contained in this lease shall be treated as a waiver of any subsequent default or breach of the same or of any other covenant, condition, provision, or stipulation hereunder and any delay in enforcement or non-enforcement by either party of its rights and and remedies for the breach of any covenant, condition, provision, or stipulation herein, shall not be construed to be a waiver of any subsequent breach or default of any covenant, condition, provision, or stipulation hereunder. The rights and remedies of the parties hereto shall be cumulative and in addition to any other rights afforded by law.

Should the Leased Premises by damaged in whole or in part by fire or other casualty against which Lessor has agreed to insure as provided for above and which will cover the cost of restoration or reconstruction of the damage caused by such fire or other casualty, Lessor shall forthwith proceed to repair such damage and restore the premises to substantially the same condition as the same was in prior to such casualty, and the rental hereunder shall abate for the period of time during which the premises is untenable or unsuitable for Lessee's purposes by reason of such damage (or if only a portion of such premises is untenable and unsuitable by reason of such damage and the remaining portion is tenable and suitable, then the rental shall be abated upon a proper allocation in proportion to the amount of damage).

In the event such loss occurs within the last six (6) months of the term hereof and constitutes substantial damage to the premises. Lessor shall have the right and privilege to elect not to rebuild, repair, and reconstruct the building on the premises and upon making such election (which shall be exercised prior to thirty (30) days after such damage or destruction occurs), Lessor tray terminate this lease effective upon written notice to Lessee.

In the event the building is damaged in whole or in part due to casualty against which the Lessor does not agree to insure and such damage renders such building substantially untenable or unsuitable for Lessee's purposes, then Lessor may elect to terminated this Lease by giving written notice of such fact to Lessee within thirty (30) days after the date of such casualty and efective as of the date of such notice this lease shall be terminated and of no further force and effect, and Lessor's election of remedy shall not impair Lessor's right to any other remedy.

                                      13.

Events of Default
-----------------

In addition to the other events of default set out herein, the following shall be deemed to be default by Lessee under this lease:

(a) Lessee shall become insolvent or shall make a transfer in fraud of creditors or shall make an assignment for the benefit of creditors;

(b) Lessee shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any state thereof; or Lessee shall be adjudged bankrupt or insolvent in proceedings filed against Lessee thereunder;

(c) A receiver or trustee shall be appointed for all or substantially all of the assets of Lessee.

                                       14.

Lessor's Remedy
---------------

Should Lessee breach this lease or commit an event of default as set: forth in Paragraph 12 above, then the Lessor shall have the option to:

(a) Terminate this lease, re-enter the premises and remove all persons and' Lessee's property therefrom without being deemed guilty of any manner of trespass and without prejudice to arty other remedies for arrears of rental or breach of covenant; and/or

(b) In. his own name, but as agent for Lessee, re-lease the whole or any part of the leased premises for a period of time equal to, greater or less than flee remainder of the lease term, for any sum which may be reasonable, to any tenant he may reasonably deem suitable and satisfactory, and for any use and purpose which he may deem appropriate, and recover from Lessee any deficiency; and/or

(c) Pursue any other remedies afforded to him by the laws of the State of Texas in case of and with respect to the existing breach or default. Anything herein to the contrary notwithstanding, prior to Lessor exercising any of the remedies for a breach of this lease as set forth above, Lessee shall be entitled to a period of three (3) days after receiving written notice from Lessor specifying the breach or default. If after receiving a notice of default, Lessee fails to cure same within said three (3) day grace period, then Lessor shall be entitled to exercise and enforce any and all remedies provided for herein.

                                       15.

Attorney's Fees
---------------

If, on account of any breach or default by Lessor or Lessee of heir respective obligations to the other, under the terms, covenants, and conditions of this lease, it shall become necessary for either of the parries hereto to employ an attorney to enforce or defend any of their rights or remedies hereunder, the prevailing party shall be entitled to reasonable attorney's fees incurred in such connection.

                                       16.

Eminent Domain
--------------

If all of the premises shall be taken under the right of eminent domain by any public authority having the right to condemnation. or if a portion of the Leased Premises is so condemned as will prevent the practical use of the premises for Lessee's purposes or if by reason of the taking by eminent domain of portions of the access or parking areas as to which Lessee is granted access and parking rights, and the Lessee's operation of its offices or its access thereto or its parking rights incidental thereto shall be materially impaired, this lease and all obligations hereunder shall terminate on the date title pursuant to such proceedings. Rentals and any other charges due hereunder shall be paid only to the date of such taking. Any award for the land, building, and improvements owned by Lessor and constituting the Leased Premises shall belong to Lessor. Lessee shall be entitled to claim for and receive any allowance or award for loss of or damage to its trade fixtures, the then unamortized cost of any permanent leasehold improvements by Lessee and Lessee's business loss. Lessee agrees not to make any claim against Lessor or Lessor's award for the value of Lessee's unexpired term. In the event of a partial taking which materially affects Lessee's use and operation of the Leased Premises, Lessee shall have the options to terminate this lease as above provided or to renegotiate the terms of this lease with Lessor for an adjusted rental and the repair and restoration of improvements necessary to make the remaining portions satisfactory to Lessee and suitable for the purpose of this lease, said agreement to be on terms satisfactory to both parties.

                                       17.

Right of Ouiet  Enjuoyment
--------------------------

Lessor covenants that Lessee shall be placed in possession of the Leased Premises at the commencement of the term of this lease, and that, during such term, Lessee paying the herein stipulated rental and performing all of the terms and provisions of this agreement shall peaceably hold and enjoy the Leased Premises without hindrance or interruption by Lessor, except that Lessor shall have the right to enter upon the Leased Premises at all reasonable times for the purpose of inspecting the same.

                                       18.

Signs
-----

Lessee shall not place signs, or other advertising devices, electrical or non-electrical, on or about the Leased Premises, except as are approved by Lessor in writing prior to the installation of same.

                                       19.

Miscellaneous Warranties and Covenants of Lessor
------------------------------------------------

Lessor covenants and warrants, and it is a condition precedent to Lessee's obligation, hereunder, that as of the date of execution hereof:



     (a)  That Lessor has good and marketable title to the Leased Premises.

     (b) That the Leased Premises have clear and immediate access to all streets and roadways adjoining and adjacent to same.

     (c) That none of the following exist: ordinances, restrictions, easements, covenants, rights-of-way, setback lines, reservations, whether recorded or riot, which will in any way prevent or impede the intended use of the Leased Premises by Lessee.

     (d) Public water, telephone, electric power and natural gas services and sewer lines sufficient to handle the proposed offices are available for tap-in by Lessee at the proposed building as shown on the plans and specifications. If such are not available, then Lessor does herewith agree to bring to the boundary line of the Leased Premises all of such utilities as may be required by Lessee. Should easements need to be granted by Lessor to a public utility in order to furnish such services then Lessor agrees to grant such easements as may be necessary over any portion of the Leased Premises or any adjoining tract of land owned by Lessor.

     (e) That all taxes on the Leased Premises, except current taxes have been paid by Lessor in full and that any utility easements imposed by the City of Longview or any other governmental authority against the:
          Leased Premises prior to commencement of the leasehold term have been paid or will be paid by Lessor.

     (f) That Lessor hereby grants to Lessee, its employees, customer(degree)s, licensees, and invites, the non-exclusive right of ingress and egress, to the extent of Lessor's rights, over all roads, streets, alleys, sidewalks, driveways, and parking areas, either public or private, bounding or serving the Leased Premises.

                                       20.

Liens
-----

Lessee hereby give to the Lessor a lien upon all of his property, now or at any time hereafter placed in or upon the said premises, to secure the prompt payment of the rent herein stipulated to be paid for the use of said premise, all exemptions of such property, or any of it, being hereby waived.

                                       21.

Rights to Seize and Sell Property
---------------------------------

In the event Lessee shall fail or refuse to pay any rentals in full when due. Lessee hereby grants to Lessor the right to enter upon the Leased Premises and to seize any or all property legally subject to said lien; to hold said property until Lessee shall have paid all of the rentals arrears plus a reasonable amount to compensate for the costs of seizure and storage; or additionally at Lessor's option, to sell such property pursuant to the procedures and notice requirements of the Mechanic's Lien Statutes, Vernon's Ann. Civ. St.


                                       22.

Right  of Injunction
--------------------

In the event of a breach or threatened breach by lessee of
any of the agreements, condition, covenants or terms hereof, Lessor shall have the right of injunction to restrain the same, and the right to invoke any remedy allowed by law -or in equity, as if specific remedies, indemnity or reimbursements were not herein provided for. Furthermore, the rights and remedies given to Lessor in this lease are distinct, separate and cumulative rights an remedies and no one of them, whether or not exercised by Lessor stall be deemed to be in exclusion of any of the others.

                                       23.

Payment  of Taxes
-----------------

 Lessee agrees to pay as soon as same shall become due and payable, all taxes lawfully levied, assessed, or imposed upon Lessee's personal property, equipment, and fixtures, situated within or upon the Leased Premises. The Lessee shall pay, all such taxes directly to the taxing unit assessing same. Nothing contained in this lease shall be deemed, however, to require the Lessee to pay any franchise, corporate, estate, inheritance, succession, capital levy, transfer tax, or other charges against the Lessor, or any income, profits, or revenue tax charged upon the rent payable by the Lessee under this lease,

                                       24.

Severability
------------

If any tern or provision of this lease or the application thereof to any person or circumstances shall, to any extent be invalid or unenforceable, the remainder of this lease, or tire application of such term or provision to persons or circumstances other titan those as to which it is held invalid or unenforceable, shall not be affected thereby, and each teen and provision of this lease shall be valid and be enforceable to the fullest extent permitted by law.

                                       25.

Heirs. Successors and Assigns
-----------------------------

This agreement shall inure to the benefit of and be binding upon the respective heirs, assigns, successors and legal representatives of the parties hereto.


                                       26.

Paragraph Headings
------------------

The paragraph headings throughout this instrument are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify., amplify, or aid in the interpretation, construction, or meaning of the provisions of this lease.

                                       27.
Notices
-------

Whenever by the terms of this lease notice shall be or may be given to tire Lessor or to the Lessee, such a notice shall be in writing and shall be delivered by hand or deposited in the United States Post Office by certified or registered mail, postage prepaid. If intended for Lessor, address to: Sandra R. Godwin, 6044 Red Mason Road, Longview, Texas, 75605, or such other address as may from tune to time hereafter be designated by the Lessor.

                                       28.

Venue
-----

All sums of money due under this Lease Agreement are payable in Gregg County, Texas, and any action to enforce the terms and conditions of said lease shall be brought and maintained solely in Gregg County, Texas.

                                       29.

Payment of Utilities
--------------------

Lessee shall pay for all utilities furnished to the leased premises for the term of this lease. Excepting water and gas.

                                       30.

               THIS LEASE AGREEMENT IS EXECUTED AT LONGVIEW, TEXAS

WITNESS FOR LESSOR                LESSOR


-------------------------------    FOR: TEXAS HOME HEALTH, INC.
                                    /s/ Sandra Godwin
-------------------------------   -----------------------------------------


 WITNESS FOR LESSEE                LESSEE


 ------------------------------     FOR:

                                    RTIN Holding, Inc.
 ------------------------------    ----------------------------------------

                                    /s/ Stan Swanson, CEO
                                   ----------------------------------------